From Serendipity to Rational Design Taking Molecular Glue Degraders to New Heights | January 2023

Forward-Looking Statements These materials include express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in herein include, but are not limited to, statements about our product development activities, including our expectations around MRT-2359, such as for our ongoing clinical trial for MRT-2359 and the timing thereof and our expectations regarding the potential significance of obtaining Fast Track Designation from the FDA, the ongoing development of our QuEEN™ platform, the advancement, and timing thereof, of our pipeline and the various products therein, our ability to initiate and the timing of initiation of additional lead optimization programs, and our expectations regarding our ability to nominate and the timing of our nominations of additional development candidates, as well as our expectations of success for our programs and the strength of our financial position, among others. By their nature, these statements are subject to numerous risks and uncertainties, including the impact that the ongoing COVID-19 pandemic will have on our development activities and operations, as well as those risks and uncertainties set forth in our Annual Report on Form 10-K for the fourth quarter and full year ended December 31, 2021 filed, with the US Securities and Exchange Commission on March 29, 2022, and any subsequent filings, including our most recently filed Quarterly Report on Form 10-Q, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research. These materials remain the proprietary intellectual property of Monte Rosa Therapeutics and should not be distributed or reproduced in whole or in part without the prior written consent of Monte Rosa Therapeutics.

Monte Rosa Therapeutics Highlights Taking molecular glue degraders (MGDs) to new heights Developing breakthrough drugs that selectively degrade therapeutically-relevant proteins previously considered undruggable AI-based degron prediction & rational design of highly selective MGDs enable a next-generation molecular glue-based targeted protein degradation platform Five disclosed programs targeting high unmet medical needs in oncology, autoimmune disease, inflammation and other indications PhI/II initiated for MRT-2359 with clinical development in MYC-driven tumors Strong financial position with $274M cash as of December 31, 2022, providing runway into 2025

World-Class Leadership Deep expertise in molecular glue discovery, drug development and precision medicine Jullian Jones, Ph.D., J.D., MBA Chief Business Officer Markus Warmuth, M.D. Chief Executive Officer Ajim Tamboli, CFA Chief Financial Officer John Castle, Ph.D. Chief Data Scientist Silvia Buonamici, Ph.D. SVP, Drug Discovery Biology Filip Janku, M.D., Ph.D. Chief Medical Officer Sharon Townson, Ph.D. Chief Technology Officer Owen Wallace, Ph.D. Chief Scientific Officer Phil Nickson, Ph.D., J.D. General Counsel Jennifer Champoux, SVP, Operations

Molecular Glue Degraders (MGDs) – Drugging The Undruggable Expanding target space, fostering a new generation of drugs Drugging the Druggable INHIBITOR Drugging the Undruggable MGDs Redrugging the Druggable PROTAC UNDRUGGABLE TARGETS E3 Ligase DRUGGABLE TARGETS E3 Ligase DRUGGABLE TARGETS Target Space Expanding the Degradable Proteome Favorable drug-like properties Broad tissue distribution No hook effect

QuEEN™ Discovery Engine Quantitative and Engineered Elimination of Neosubstrates

Our Rational Approach to Unleash the Full Potential of MGDs


Unraveling the canonical degrome
Beyond the canonical degrome
Beyond cereblon
Cereblon
Neosubstrates - Eg. IKZF1
Degron
MGD
Eg. Lenalidomide
O
N
NH2
O
N
H
O

Expanding the Degradable Proteome


Chemical Space
Target Space

7

QuEEN™ Discovery Engine: Unique Capabilities Enable Our Rational and Target-Centric Approach to MGDs Diverse and growing library rationally designed using structural insights to engage a variety of degrons Proprietary MGD library Glueomics™ Engine Specialized suite of in vitro assays to globally assess proximity and degradation proteome-wide and in high throughput AI Engines OneVision™ and Rhapsody™ In silico degron & ternary complex discovery using proprietary AI-powered algorithms Protein fold-change; (log2) p-value Integrated and iterative workflow leads to discovery of reprogrammable ligases, neosubstrates and MGDs

A CRBN-Centric Library Characterized by Novelty and Structural Diversity Chemical fingerprints of MGD hits Current library size 27K MGDs, continuing to expand High structural diversity and novelty Design focused on optimal drug-like properties Library characteristics Leveraging different areas of the CRBN surface to engage diverse degrons and targets Target A Target B Target C Target D MGDs

Omics Platforms Accelerate Degron and MGD Discovery and Validation Chemo-transcriptomics Chemo-proteomics p-value p-value Protein fold-change; (log2) Protein fold-change; (log2) Target A Target A Proximity (Turbo-ID) Degradation Proteome-wide profiling of up to 10K proteins to characterize MGD proximity, degradation and selectivity High-throughput transcriptomic profiling to characterize MGD pathway MOA, selectivity and structure-activity Pathway A Pathway B Pathway C Pathway D MGD chemical fingerprint tSNE

Proprietary AI/ML Engines Allow for Discovery of Glueable Targets and Highly Selective MGDs PPI propensity & pocket identification for reprogrammability Surface complementarity connecting E3 ligases to neosubstrates E3 ligase Candidate neosubstrates E3 ligase surface evaluation Proteome-wide glueability assessment Ternary complex modelling and in-silico screening Fast algorithms leveraging ensembles, dynamics and quantum mechanics E3 ligase Candidate neosubstrate MGD

A Rich, Differentiated Target Space Across Protein Domains and Diseases Degrons have unique sequences enabling design of MGDs with unprecedented level of selectivity QuEEN has enabled the discovery of diverse degrons across various protein domains and classes Degrons Selectivity Protein fold-change; (log2) p-value Our Degron Encyclopedia contains many highly credentialed, undruggable targets Targets

Portfolio

Targets Clinical Path Leveraging a Leading Drug Discovery Platform Purpose-built to discover and develop a wide landscape of therapeutically-relevant MGDs Undruggable and inadequately drugged degron-containing proteins Target non-catalytic and scaffolding functions High level of target validation, preclinically and clinically Programs with a biomarker-based patient selection strategy and a clear path to the clinic Opportunity for a rapid clinical PoC showing MOA and efficacy Address high unmet needs Drug a wide range of therapeutically-relevant proteins in oncology and beyond Create synergies within therapeutic areas Monte Rosa’s High-Value Proprietary Pipeline Patient Benefit

Monte Rosa Pipeline

Rapidly advancing wholly owned MGD programs targeting undruggable proteins

Target (Degron)	Indication(s)	Next Anticipated Milestones	Ownership
GSPT1 (G-loop)	NSCLC, SCLC and other MYC-driven Malignancies	Initial clinical data disclosure in 2H 2023	
CDK2 (new)	Ovarian Cancer, Breast Cancer	Multiple development candidate nominations in 2H 2023	
NEK7 (G-loop)	Inflammatory Diseases		
VAV1 (new)	T and B Cell Malignancies, Autoimmune Disease		
Multiple SCD targets	SCD, β-Thalassemia	Lead optimization	
Undisclosed	Multiple		


Discovery
IND-Enabling
Clinical
Oncology
Autoinflammation
Oncology / immunology
Genetic diseases

15

GSPT1 Program

MYC Family Transcription Factors are Key Cancer Dependence Genes MYC up-regulation dysregulates key cellular processes (e.g. ribosome biogenesis and protein synthesis) MYC dysregulation is frequently associated with poor prognosis and unfavorable patient survival MYC family: c-MYC, N-MYC, and L-MYC MYCs are considered undruggable by classic methods Cells expressing high MYC are sensitive to MYC CRISPR KO MYC family members are amongst the most dysregulated oncogenes in human cancer DepMap data, each dot represents a cell line NSCLC N-MYC SCLC L-MYC

Oncogene addiction MRT-2359 impairs protein synthesis in MYC high lines Synthetic lethality MRT-2359 affects MYC and targets in MYC high lines Targeting MYC-driven Tumors and Their Addiction to Protein Translation Through Degradation of GSPT1 To sustain growth, MYC-driven tumors are addicted to protein translation This addiction creates a dependency on the translation termination factor GSPT1 GSPT1-directed MGD

QuEEN™ Discovery Engine Facilitates the Design of MRT-2359 Diverse library, rationally designed, using structural insights to engage a variety of degrons In silico ternary complex modelling using proprietary AI-powered algorithms in vitro data CRBN binding, Ki 113 nM Ternary complex, EC50 < 7 nM Degradation, DC50 80 nM Degron MRT-2359 GSPT1 CRBN Rhapsody™ MRT-2359 is a potent GSPT1 degrader Proprietary MGD library

MRT-2359 is a GSPT1-directed MGD with Favorable Drug-like Properties

MRT-2359 is a selective GSPT1-directed MGD



MRT-2359, μM - 0.3 3 30 30 30
Bortezomib - - - - + -
MLN-4924 - - - - - +
GSPT1
IKZF1
IKZF3
SALL4
ZFP91
CK1a
GAPDH

6hr post treatment in MM1S and Kelly (SALL4)



Proximity – Turbo ID
p-value
1E-009
1E-008
1E-007
1E-006
1E-005
1E-004
1E-003
1E-002
1E-001
GSPT1
GSPT2
-2.5 -2 -1.5 -1 -0.5 0 0.5 1 1.5 2 2.5
Protein fold-change; (log2)

1hr post treatment

MRT-2359 is orally bioavailable and has favorable ADMET profile

ADMET profile	
CYP DDIs	> 30 μM
hERG inhibition patch clamp	EC_{50} > 30 μM
Oral bioavailability all species	~50%

- MRT-2359 does not inhibit or induce major CYPs
- MRT-2359 does not inhibit hERG
- MRT-2359 is orally bioavailable

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Preferential Activity of MRT-2359 in MYC-Driven NSCLC Lines

MRT-2359 induces GSPT1 degradation in all cell models, but show preferential antiproliferative activity in N-MYC high cell lines

N-MYC overexpression sensitizes NCI-H2023 resistant cells to MRT-2359


GSPT1 degradation
GSPT1 (relative levels)
1.00
0.75
0.50
0.25
0.00
0.0001 0.001 0.01 0.1 1 10
MRT-2359, μM
Viability
Viability (%)
100
75
50
25
0
0.0001 0.001 0.01 0.1 1 10
MRT-2359, μM

High N-MYC
- NCI-H1155
- ABC-1

Low N-MYC
- NCI-H2023
- NCI-H441


Doxycycline-inducible N-MYC model
Area under the curve (% to DMSO)
100
75
50
25
0
0.0001 0.001 0.01 0.1 1 10 100
MRT-2359, μM
- Dox
Wash-out
+ Dox
Dox - + +
Wash-out - - +
N-MYC
GAPDH

- NCI-H2023 Dox-inducible MYC **- Dox**
- NCI-H2023 Dox-inducible MYC **+ Dox**
- NCI-H2023 Dox-inducible MYC **+ Dox wash-out**

GSPT1 western blot at 6 hr (N-Myc high) and 24 hr (low). 72 hr viability assay (CTG)

Incucyte, 96 hr post treatment

21

MRT-2359 Shows Preferential Activity in MYC High or Neuroendocrine (NE) Positive Cancer Lines

N-MYC high NSCLC lines



Viability (%)
125
100
75
50
25
0
0.0001
0.001
0.01
0.1
1
10
100
MRT-2359, μM
High N-MYC
NCI-H1155
ABC-1
Low N-MYC
NCI-H2023
NCI-H441

L-MYC high SCLC lines



Viability (%)
125
100
75
50
25
0
0.0001
0.001
0.01
0.1
1
10
100
MRT-2359, μM
High L-MYC
NCI-H1836
NCI-H1876
Low L-MYC
NCI-H2286
NCI-H196

NE positive lung lines



Viability (%)
125
100
75
50
25
0
0.0001
0.001
0.01
0.1
1
10
100
MRT-2359, μM
High NE
NCI-H810
NCI-H1770
Low NE
NCI-H2405
NCI-H1693

72 hr viability assay (CTG)

22

MRT-2359 Mouse-trial in NSCLC, SCLC and Lung NE Patient-derived Xenografts Models selected across a range of N-MYC and L-MYC mRNA expression levels or NE status were treated with: Vehicle MRT-2359 10 mg/kg PO QD 3 mice for each treatment group Collection of PDX models All models have been characterized by DNA and RNAseq SCLC NSCLC Large cell NE carcinoma or NE lung cancer N-MYC mRNA expression Log2 (TPM+1) N-MYC mRNA expression Log2 (TPM+1) L-MYC mRNA expression Log2 (TPM+1) L-MYC mRNA expression Log2 (TPM+1) Selected 20 models Selected 48 models Selected 10 models NE genes 23  Log2 FPKM Models L-MYC and N-MYC low L-MYC or N-MYC high

MRT-2359 Demonstrates Preferential Anti-tumor Activity in MYC High or Neuroendocrine (NE) Lung Cancer PDXs NSCLC SCLC NE Lung Cancer L-MYC and N-MYC low L-MYC or N-MYC high MRT-2359 10 mg/kg, PO, QD Large cell NE carcinoma or NE lung cancer N-MYC and L-MYC low

Dose level 1 MTD or RP2D Phase 2: Expansion Cohorts Phase 1: Dose Escalation NSCLC* – high N- or L-MYC expression – low N- and L-MYC expression Backfill slots for additional patients for each dose level Backfill Dose level 2 Dose level 3 Dose level X Backfill Backfill * Efficacy guided stratification per N-/L-MYC expression Solid tumors – N- or L-MYC amplification Lung cancer (NSCLC & SCLC), DLBCL, high-grade neuroendocrine tumors, and N-/L-MYC amplified solid tumors SCLC* – high N- or L-MYC expression – low N- and L-MYC expression MRT-2359-001 Clinical Study Design Patient dosing initiated in October 2022

Targeting L-/N-MYC positive and Neuroendocrine Tumors with MRT-2359 Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG) % population based on preliminary internal cut offs for high vs low expression applied to real world data provided by Tempus 26 Small cell lung cancer 66K patients – 70% MYC high Non-small cell lung cancer 352K patients – 15% MYC high Neuroendocrine lung cancer Neuroendocrine prostate cancer Triple-negative breast cancer Ovarian cancer Bladder cancer Endometrial cancer c-MYC driven indications being further explored in preclinical translational studies Current focus Future options

CDK2 Program

CDK2 as a Target for Selected Solid Tumors Therapeutic hypothesis: Tumors with CDK2 pathway activation by: High CyclinE1/E2 expression Loss of RB Clinical Opportunity: CDK2 driven cancers: ER positive breast cancer pre and post treatment with CDK4/6 inhibitors (444K patients), ovarian cancer (63K patients), and endometrial cancer (118K patients) CDK2 is one of the key regulators of the cell cycle

CDK2-directed MGD Shows Selective Degradation Over the Other CDKs NanoBiT assay (24hr) - HEK293 CDK2-directed MGD induces CDK2 degradation CDK2-directed MGDs are selective over other CDKs TMT Proteomics (24hr) – HEK293 p-value (-log10) Protein fold-change (log2) CDKs CDK2

CDK2-directed MGD Shows Biological Activity in a CDK2-dependent Cell Line

CDK2 degradation arrests CDK2-dependent cells in G1 phase


Cell cycle phases (% of total)
100
80
60
40
20
0
DMSO
10 nM
100 nM
CDK2-directed MGD
G1 phase
S phase
G2/M phases

Cell cycle profile (48hr) – MDA-MB-157

CDK2 degradation results in reduction of E2F pathway proteins


p-value (-log10)
CDK2
CDC6
E2F target genes
Protein fold-change (log2)

TMT Proteomics (24 hr) – MDA-MB-157

CDK2-directed MGD inhibits proliferation of CDK2 dependent cells


Growth (%)
Relative to DMSO
100
75
50
25
0
0.01
0.1
1
10
100
1000
CDK2-directed MGD, nM

CyQuant assay (7d) – MDA-MB-157

30

VAV1 Program

Multiple CRISPR screens identified VAV1 as key player in T-cell function TCR = T-cell receptor VAV1 controls several aspects of T-cell activity VAV1 is a Highly Validated Target for Attenuating T-cell Activity Schmidt et al., Science 2022 Primary human T cells

Human primary pan-T cells TCR stimulation = α-CD3/CD28 MGD-induced degradation of VAV1 results in inhibition of TCR-mediated CD69 activation, IL-2 secretion, and proliferation IL-2 secretion Proliferation CD69 activation Discovery of Highly Selective VAV1-directed MGDs Protein fold-change (log2) p-value (-log10) VAV1 VAV1 protein Degron predicted and confirmed VAV1 domain MGD CRBN Predicted degron VAV3 VAV2

VAV1-directed MGD Inhibits Disease Progression in an EAE Mouse Model MGD inhibits disease progression in experimental autoimmune encephalomyelitis (EAE) mouse model of multiple sclerosis MGD induces VAV1 degradation in PBMCs after a single oral dose in mice Additional autoimmune and immunology disease models are currently under evaluation EAE induced by MOG35-55 injection on day 0 Treatment started on day 12 Single dose 10 mg/kg PO

NEK7 Program

NEK7 (NIMA-Related Kinase 7) as a Target for Inflammatory Disease NEK7 is an essential regulator of the inflammasome Pyroptosis Gasdermin D Active NLRP3 inflammasome Cytokines secretion Pro-IL-1β Pro-IL-18 IL-18 IL-1β NEK7 NLRP3 Pro-Caspase-1 ASC N-terminal C-terminal N-terminal Caspase-1 N-terminal Therapeutic hypothesis: Diseases with over-activated or mutated NLRP3 inflammasome NEK7 licenses NLRP3 assembly in a kinase independent manner NEK7-deficient macrophages are severely impaired in IL-1β and IL-18 secretion Clinical opportunity: First-in-class NEK7 degraders for Over-activated NLRP3 inflammasome: metabolic pathologies, cardiovascular diseases, inflammatory issues and neurologic disorders NLRP3 activating mutations: Cryopyrin-associated periodic syndromes (CAPS)

NEK7-directed MGDs modulate NLRP3 Pathway in human macrophages p-value (-log10) Protein fold-change (log2) TMT Proteomics (24hr) – U937 IL-1b and IL-18 release (24hr) - human macrophages LPS/MSU stimulated NEK7-directed MGD shows high selectivity NEK7-directed MGD compared to NLRP3 inhibitor IL-1b secretion IL-18 secretion NEK7-directed MGD MCC950 – NLRP3i NEK7 NEKs

Sickle Cell Disease Program

Transcriptional Repressors as Targets for Hemoglobinopathies (SCD and β-Thalassemia) Therapeutic hypothesis: To reactivate expression of fetal hemoglobin (HbF) to compensate for mutated adult globin Clinical Opportunity: First-in-class degraders for Sickle cell disease (SCD) 155,000 patients (US and EU) >6M patients (ROW) β-thalassemia 17,000 patients (US and EU) Zinc finger domain-containing transcriptional repressors of the fetal globin genes Patient diagnosed prevalence #s: DRG; www.notaloneinsicklecell.com

Summary

Monte Rosa Therapeutics From serendipity to rational design of MGDs Proprietary, target-centric drug discovery platform enabling rational design, and anticipated rapid development, of molecular glue-based degraders targeting the undruggable proteome in oncology and non-oncology disease Extensive and compelling pre-clinical in vivo data for GSPT1 program, demonstrating potent anti-tumor activity in MYC-driven tumor models with development candidate MRT-2359 Molecular glue-based targeted protein degradation platform developing breakthrough therapeutics that selectively degrade disease-causing proteins Phase 1/2 trial with MRT-2359 for the treatment of MYC-driven tumors including lung cancer patients ongoing Initial platform focus on cereblon-mediated protein degradation with hundreds of potential targets to address; potential to reprogram other E3 ligases to access more of the undruggable proteome through other degrons CDK2, NEK7, and VAV1 programs in lead optimization with additional programs at various stages of discovery

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